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                                                                    DRAFT 4/5/00



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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                February 17, 2000
                Date of Report (Date of earliest event reported)

                                    TOO, INC.
             (Exact name of registrant as specified in its charter)

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
           Delaware                            1-14987                          31-1333930
           --------                            -------                          ----------
(State or other jurisdiction of         (Commission File no.)         (IRS Employer Identification No.)
        incorporation)


                                 3885 Morse Road
                               Columbus, OH 43219
                    (Address of principal executive offices)

                                 (614) 479-3500
                         (Registrant's telephone number
                              including area code)

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Item 5.  Other Events.


Change in Accounting for Gift Certificates
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The Company sells gift certificates in exchange for cash. These gift certificates do not expire and can be redeemed toward the purchase of merchandise in the future. The Company has historically recognized net receipts / (redemptions) from gift certificates as a reduction / (increase) to general, administrative and store operating expenses. On February 17, 2000, Too, Inc. (the "Company") issued a press release which, in addition to announcing fourth quarter and annual financial results, announced a change in accounting relating to gift certificates. The Company now defers the recognition of income on these transactions until the customer takes possession of the merchandise. This change in accounting impacts the timing of recognizing income from gift certificates transactions but does not impact the Company's reported cash flows, net sales or comparable store sales.

As discussed in Note 11 to the Consolidated Financial Statements, the Company has given retroactive effect to this change in accounting by restating its previously issued financial statements as of January 30, 1999 and January 31, 1998, and for each of the three fiscal years in the period ended January 30, 1999 as filed on August 18, 1999 on Form 10.



Item 7.  Financial Statements and Exhibits.

( c )    Exhibits

         Exhibit Number             Description
         --------------             -----------

*        23                         Consent of Independent Accountants

*        99-1                       Press Release of Too, Inc., February 17, 2000

*        99-2                       Selected Consolidated Financial and Operating Data

*        99-3                       Management's Discussion and Analysis of Financial Condition and Results of Operation's

*        99-4                       Consolidated Financial Statements of Limited Too, Inc.


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*        Filed with this Form 8-K


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TOO, INC.

                                       By:   /s/  Kent A. Kleeberger

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Dated:   April 6, 2000                 Kent A. Kleeberger
                                       Vice President - Chief Financial Officer,
                                       Secretary and Treasurer


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                                    EXHIBITS



Exhibit Number                      Description
--------------                      -----------
*        23                         Consent of Independent Accountants

*        99-1                       Press Release of Too, Inc., February 17, 2000

*        99-2                       Selected Consolidated Financial and Operating Data

*        99-3                       Management's  Discussion  and  Analysis of  Financial  Condition  and Results of Operation's

*        99-4                       Consolidated Financial Statements of Limited Too, Inc.

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*        Filed with this Form 8-K


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